UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Jun. 30, 2020	Dec. 31, 2019
Stockholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized (in shares)	200,000,000	200,000,000
Share capital, shares issued (in shares)	120,629,455	119,391,310
Share capital, shares outstanding (in shares)	120,629,455	119,391,310